WesBanco Announces Second Quarter 2026 Financial Results

Marked by strong annualized loan growth, top-tier efficiency ratio, and accelerating growth in targeted expansion markets

Wheeling, WVa. (July 21, 2026) – WesBanco, Inc. (“WesBanco” or “Company”) (Nasdaq: WSBC), a diversified, multi-state bank holding company, today announced net income and related earnings per share for the three months ended June 30, 2026. Net income available to common shareholders for the second quarter of 2026 was $88.4 million, with diluted earnings per share of $0.91, compared to $54.9 million and $0.57 per diluted share, respectively, for the second quarter of 2025. For the six months ended June 30, 2026, net income was $172.8 million, or $1.79 per diluted share, compared to $43.4 million, or $0.50 per diluted share, for the 2025 period.

As noted below, WesBanco reported $0.92 of earnings per diluted share, in the second quarter, as compared to $0.91 in the prior year period, when excluding after-tax restructuring and merger-related expenses (non-GAAP measures). On a similar basis and excluding the after-tax day one provision for credit losses on acquired loans, WesBanco reported $1.83 per diluted share, for the six month period, as compared to $1.60 per diluted share last year (non-GAAP measures).

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2026		2025		2026		2025
(unaudited, dollars in thousands, except per share amounts)	Net Income	Diluted Earnings Per Share	Net Income	Diluted Earnings Per Share	Net Income	Diluted Earnings Per Share	Net Income	Diluted Earnings Per Share
Net income available to common shareholders (GAAP)	$88,437	$0.91	$54,884	$0.57	$172,832	$1.79	$43,360	$0.50
Add: After-tax restructuring and merger-related expenses	792	0.01	32,434	0.34	3,726	0.04	48,242	0.56
Add: After-tax day one provision for credit losses on acquired loans	-	-	-	-	-	-	46,926	0.54
Adjusted net income available to common shareholders (Non-GAAP) (1)	$89,229	$0.92	$87,318	$0.91	$176,558	$1.83	$138,528	$1.60
(1) See non-GAAP financial measures for additional information relating to the calculation of these items.

Financial and operational highlights for the quarter ended June 30, 2026:

•
Generated annualized loan growth of 8.3% over the sequential quarter and 3.5% year-over-year as organic growth across all markets more than offset higher commercial real estate (“CRE”) payoffs of approximately $345 million, which impacted year-over-year loan growth by 1.0%
•
Grew commercial loan pipeline to a record $2.3 billion as of June 30, 2026, reflecting strong business development activity and growing opportunities across all markets, with an average loan to deposit ratio of 88.9% that provides substantial capacity to fund loan growth
•
Increased net interest margin 4 basis points year-over-year to 3.63%, primarily driven by lower funding costs and asset repricing
•
Achieved record fee income levels across securities brokerage, digital banking, and service charges on deposits, as well as record levels of trust assets under management and securities account values
•
Improved efficiency ratio more than 1 percentage point both year-over-year and quarter-over-quarter to a record low of 51.2%, primarily due to a focus on driving positive operating leverage
•
Advanced our organic growth strategy and commercial momentum in targeted expansion markets, including Northern Virginia, Tennessee, and South Florida; and, positioning the Florida franchise for continued growth through planned financial center openings during the first half of 2027
•
Recently recognized as one of America’s High Growth Companies by Business Insider and one of America’s Best Companies by Time

“Our strong second quarter performance reflects the continued success of our relationship-focused banking model and disciplined growth strategy,” said Jeff Jackson, President and Chief Executive Officer, WesBanco. “We generated annualized loan growth of more than 8%, expanded our commercial loan pipeline to a record $2.3 billion, and generated positive operating leverage, demonstrating our ability to drive profitable growth across the franchise. With a solid funding position and strong momentum across our markets – particularly our Premier and expansion markets in Northern Virginia, Tennessee, and Florida – we are well-positioned for continued growth.”

Balance Sheet

WesBanco’s balance sheet, as of June 30, 2026, reflects organic growth and the impact of elevated CRE payoffs. Total assets increased 0.8% year-over-year to $27.8 billion, including total portfolio loans of $19.5 billion and total securities of $4.4 billion. Total portfolio loans increased 3.5% year-over-year due to organic growth of $650 million partially offset by higher CRE payoffs. As anticipated, CRE payoffs continued to remain elevated and totaled approximately $345 million during the second quarter of 2026, consistent with the elevated quarterly levels incurred during the prior nine months. The commercial loan pipeline has grown 90% since year-end to a record $2.3 billion, as of June 30, 2026.

Deposits of $21.6 billion increased 2.1% year-over-year due to organic growth that more than offset the decline in higher cost certificates of deposit (CDs). Despite the closure of 37 financial centers this year, deposits were down only $75 million, or 0.4%, on a sequential quarter basis reflecting the remaining $50 million of brokered deposits that paid off on April 1st and the decline in higher cost CDs. Total deposits excluding CDs increased 4.3% year-over-year and 1.3% annualized sequentially. Total demand deposits represented 49% of total deposits, with the non-interest bearing component representing 24%.

Credit Quality

As of June 30, 2026, credit quality measures have remained in consistent range, from a historical perspective. Non-performing loans remained flat to the first quarter as the three credits added last quarter continue to be addressed. Net charge-offs for the second quarter were 0.02% of total average loans. The allowance for credit losses to total portfolio loans at June 30, 2026 was 1.12% of total loans, or $217.8 million. The second quarter net provision for credit losses of $9.2 million was primarily due to higher loan balances. Excluded from the allowance for credit losses and the related coverage ratio is a remaining unaccreted discount on purchased loans from acquisitions representing 1.41% of total portfolio loans.

Net Interest Margin and Income

The second quarter margin of 3.63% improved 4 basis points year-over-year primarily due to lower funding costs and 6 basis points sequentially due to higher loan yields and lower funding costs. Deposit funding costs of 235 basis points for the second quarter of 2026 decreased 11 basis points from the prior year period and were flat to the first quarter. When including non-interest bearing deposits, deposit funding costs for the second quarter were 178 basis points.

Net interest income for the second quarter of 2026 was $222.2 million, an increase of $5.4 million, or 2.5% year-over-year, reflecting lower FHLB borrowing and deposit costs and higher securities yields. For the six months ended June 30, 2026, net interest income of $437.6 million increased $62.3 million, or 16.6%, primarily due to the reasons discussed for the three-month period comparison and higher loan balances.

Non-Interest Income

For the second quarter of 2026, non-interest income of $53.6 million increased $9.7 million, or 22.0%, from the second quarter of 2025 due primarily to higher net swap and valuation income, service charges on deposits, and other income. Gross swap fees were $2.8 million in the second quarter, compared to $1.4 million in the prior year period, while the fair value adjustment was $0.3 million, compared to a loss of $0.7 million in the prior year period. Service charges on deposits increased $1.1 million year-over-year due to increased general spending and higher transaction volumes from our larger customer base, as well as an increase in monthly fees that took effect during June. Other income for the second quarter of 2026 included a non-recurring $4.8 million gain related to the freezing of future service for actively employed participants in the pension plan. Mortgage banking income decreased $1.3 million from the prior year period primarily due to more mortgage volume going into portfolio loans.

Primarily reflecting the items discussed above, as well as trust fees and net securities brokerage revenue, non-interest income, for the six months ended June 30, 2026, increased $16.8 million, or 21.4%, year-over-year to $95.5 million. Reflecting record asset levels, trust fees and net securities brokerage revenue increased $1.9 million and $1.1 million, respectively, due to the addition of PFC wealth clients, market value appreciation, and organic growth.

Non-Interest Expense

Non-interest expense, excluding restructuring and merger-related costs, for the three months ended June 30, 2026 was $148.1 million, a $2.6 million, or 1.8%, increase year-over-year primarily due to higher salaries and wages offset by discretionary expense management. Salaries and wages of $66.4 million increased due to recent hiring efforts, primarily in Florida, and bonus accrual adjustments. FDIC insurance expense of $4.2 million decreased due to a lower assessment rate associated with our improved financial ratios. Equipment and software of $2.3 million, which was consistent with the last several quarters, decreased $1.5 million year-over-year due to the cost of operating two core systems in the prior year related to the PFC acquisition until the conversion to one platform in mid-May 2025. Amortization of intangible assets of $7.1 million, which was consistent with the last couple quarters, decreased $2.1 million year-over-year due to the core deposit intangible asset that was created from the acquisition of PFC in the prior year. Restructuring and merger-related expenses decreased $40.1 million from the prior year period, which included costs associated with the closing of the PFC acquisition.

Excluding restructuring and merger-related expenses, non-interest expense during the first half of 2026 of $291.1 million increased $31.6 million, or 12.2%, compared to the prior year period, due primarily to the expenses described above.

Capital

WesBanco continues to maintain what we believe are strong regulatory capital ratios, as both consolidated and bank-level regulatory capital ratios are well above the applicable “well-capitalized” standards promulgated by bank regulators and the BASEL III capital standards. At June 30, 2026, Tier I leverage was 9.83%, Tier I risk-based capital ratio was 11.72%, common equity Tier 1 capital ratio (“CET 1”) was 10.70%, and total risk-based capital was 14.18%. In addition, the tangible common equity to tangible assets ratio was 8.44%.

During the second quarter, WesBanco repurchased 0.3 million shares of its outstanding common stock on the open market at a total cost of $9.7 million, or $33.55 per share. As of June 30, 2026, approximately 4.5 million shares remained for repurchase under the combination of the 4.0 million share repurchase authorization approved by WesBanco’s Board of Directors on May 20, 2026 and the remainder of the February 24, 2022 authorization.

Conference Call and Webcast

WesBanco will host a conference call to discuss the Company's financial results for the second quarter of 2026 at 9:00 a.m. ET on Wednesday, July 22, 2026. Interested parties can access the live webcast of the conference call through the Investor Relations section of the Company's website, www.wesbanco.com. Participants can also listen to the conference call by dialing 888-347-6607, or 1-412-902-4290 for international callers, and asking to be joined into the WesBanco call. Please log in or dial in at least 10 minutes prior to the start time to ensure a connection.

A replay of the conference call will be available by dialing 855-669-9658, or 1-412-317-0088 for international callers, and providing the access code of 4494073. The replay will begin at approximately 11:00 a.m. ET on July 22, 2026, and end at 12 a.m. ET on August 6, 2026. An archive of the webcast will be available for one year on the Investor Relations section of the Company’s website (www.wesbanco.com).

Forward-Looking Statements

Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2025 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”) including WesBanco’s Form 10-Q for the quarter ended March 31, 2026, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Non-GAAP Financial Measures

In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses and excluding after-tax day one provision for credit losses on acquired loans; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

About WesBanco, Inc.

With over 150 years as a community-focused, regional financial services partner, WesBanco Inc. (NASDAQ: WSBC) and its subsidiaries build lasting prosperity through relationships and solutions that empower our customers for success in their financial journeys. Customers across our ten-state footprint choose WesBanco for the comprehensive range and personalized delivery of our retail and commercial banking solutions, as well as trust, brokerage, wealth management and insurance services, all designed to advance their financial goals. Through the strength of our teams, we leverage large bank capabilities and local focus to help make every community we serve a better place for people and businesses to thrive. Headquartered in Wheeling, West Virginia, WesBanco has $27.8 billion in total assets, with our Trust and Investment Services holding $8.2 billion of assets under management and securities account values (including annuities) of $2.7 billion through our broker/dealer, as of June 30, 2026. Learn more at www.wesbanco.com and follow @WesBanco on Facebook, LinkedIn and Instagram.

SOURCE: WesBanco, Inc.

WesBanco Company Contact:

John H. Iannone

Senior Vice President, Investor Relations

304-905-7021

###

WESBANCO, INC.
Consolidated Selected Financial Highlights
(unaudited, dollars in thousands, except shares and per share amounts)

	For the Three Months Ended			For the Six Months Ended
STATEMENT OF INCOME	June 30,			June 30,
	2026	2025	% Change	2026	2025	% Change
Interest and dividend income
Loans, including fees	$287,916	$290,104	(0.8)	$568,904	$508,512	11.9
Interest and dividends on securities:
Taxable	32,083	31,066	3.3	63,526	53,314	19.2
Tax-exempt	4,833	4,616	4.7	9,657	9,145	5.6
Total interest and dividends on securities	36,916	35,682	3.5	73,183	62,459	17.2
Other interest income	8,219	10,596	(22.4)	16,587	18,643	(11.0)
Total interest and dividend income	333,051	336,382	(1.0)	658,674	589,614	11.7
Interest expense
Interest bearing demand deposits	30,567	30,405	0.5	59,935	59,782	0.3
Money market deposits	33,650	36,287	(7.3)	65,804	57,422	14.6
Savings deposits	11,029	8,670	27.2	21,147	16,029	31.9
Certificates of deposit	20,590	21,442	(4.0)	43,181	39,999	8.0
Total interest expense on deposits	95,836	96,804	(1.0)	190,067	173,232	9.7
Federal Home Loan Bank borrowings	10,390	16,683	(37.7)	21,705	29,718	(27.0)
Other short-term borrowings	565	816	(30.8)	1,163	1,938	(40.0)
Subordinated debt and junior subordinated debt	4,098	5,310	(22.8)	8,177	9,438	(13.4)
Total interest expense	110,889	119,613	(7.3)	221,112	214,326	3.2
Net interest income	222,162	216,769	2.5	437,562	375,288	16.6
Provision for credit losses	9,185	3,218	185.4	8,288	72,101	(88.5)
Net interest income after provision for credit losses	212,977	213,551	(0.3)	429,274	303,187	41.6
Non-interest income
Trust fees	9,830	9,657	1.8	20,272	18,355	10.4
Service charges on deposits	11,546	10,484	10.1	22,507	19,070	18.0
Digital banking income	7,410	7,325	1.2	14,008	12,730	10.0
Net swap fee and valuation income	3,135	746	320.2	4,197	1,706	146.0
Net securities brokerage revenue	3,670	3,348	9.6	7,142	6,049	18.1
Bank-owned life insurance	4,317	3,450	25.1	8,127	6,878	18.2
Mortgage banking income	1,055	2,364	(55.4)	1,974	3,504	(43.7)
Net securities gains	1,644	1,410	16.6	1,631	1,092	49.4
Net gains on other real estate owned and other assets	2,036	111	NM	2,583	71	NM
Other income	8,989	5,062	77.6	13,021	9,167	42.0
Total non-interest income	53,632	43,957	22.0	95,462	78,622	21.4
Non-interest expense
Salaries and wages	66,402	60,153	10.4	130,366	108,730	19.9
Employee benefits	19,148	18,857	1.5	36,759	31,827	15.5
Net occupancy	7,863	8,119	(3.2)	16,393	15,897	3.1
Equipment and software	15,640	17,140	(8.8)	31,317	30,190	3.7
Marketing	2,271	1,864	21.8	3,798	4,246	(10.6)
FDIC insurance	4,168	5,479	(23.9)	8,951	9,666	(7.4)
Amortization of intangible assets	7,141	9,204	(22.4)	14,301	13,427	6.5
Restructuring and merger-related expense	1,003	41,056	(97.6)	4,716	61,066	(92.3)
Other operating expenses	25,450	24,663	3.2	49,187	45,451	8.2
Total non-interest expense	149,086	186,535	(20.1)	295,788	320,500	(7.7)
Income before provision for income taxes	117,523	70,973	65.6	228,948	61,309	273.4
Provision for income taxes	24,846	13,558	83.3	47,635	12,886	269.7
Net Income	92,677	57,415	61.4	181,313	48,423	274.4
Preferred stock dividends	4,240	2,531	67.5	8,481	5,063	67.5
Net income available to common shareholders	$88,437	$54,884	61.1	$172,832	$43,360	298.6

Taxable equivalent net interest income	$223,447	$217,996	2.5	$440,129	$377,719	16.5

Per common share data
Net income per common share - basic	$0.92	$0.57	61.4	$1.80	$0.50	260.0
Net income per common share - diluted	0.91	0.57	59.6	1.79	0.50	258.0
Adjusted net income per common share - diluted, excluding certain items (1) (2)	0.92	0.91	1.1	1.83	1.60	14.4
Dividends declared	0.38	0.37	2.7	0.76	0.74	2.7
Book value (period end)	40.53	38.28	5.9	40.53	38.28	5.9
Tangible book value (period end) (1)	22.98	20.48	12.2	22.98	20.48	12.2
Average common shares outstanding - basic	96,028,958	95,744,980	0.3	96,066,022	86,339,970	11.3
Average common shares outstanding - diluted	96,703,880	95,808,310	0.9	96,506,410	86,466,701	11.6
Period end common shares outstanding	95,869,209	95,986,023	(0.1)	95,869,209	95,986,023	(0.1)
Period end preferred shares outstanding	230,000	150,000	53.3	230,000	150,000	53.3

(1) See non-GAAP financial measures for additional information relating to the calculation of this item.
(2) Certain items excluded from the calculation consist of after-tax restructuring and merger-related expenses and the after-tax day one provision for credit losses on acquired loans.
NM - Not Meaningful

WESBANCO, INC.
Consolidated Selected Financial Highlights
(unaudited, dollars in thousands, unless otherwise noted)

Selected ratios
	For the Six Months Ended
	June 30,
	2026	2025	% Change
Return on average assets	1.27%	0.36%	252.78%
Return on average assets, excluding certain items (1) (2)	1.29	1.14	13.16
Return on average equity	8.50	2.51	238.65
Return on average equity, excluding certain items (1) (2)	8.69	8.01	8.49
Return on average tangible equity (1)	15.40	5.38	186.25
Return on average tangible equity, excluding certain items (1) (2)	15.71	14.85	5.79
Return on average tangible common equity (1)	16.98	5.79	193.26
Return on average tangible common equity, excluding certain items (1) (2)	17.33	15.99	8.38
Yield on earning assets (3)	5.41	5.46	(0.92)
Cost of interest bearing liabilities	2.50	2.73	(8.42)
Net interest spread (3)	2.91	2.73	6.59
Net interest margin (3)	3.60	3.48	3.45
Efficiency (1) (3)	51.83	53.91	(3.86)
Average loans to average deposits	88.97	89.42	(0.50)
Annualized net loan charge-offs/average loans	0.09	0.09	-
Effective income tax rate	20.81	21.02	(1.00)

	For the Three Months Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2026	2026	2025	2025	2025
Return on average assets	1.29%	1.24%	1.13%	1.17%	0.81%
Return on average assets, excluding certain items (1) (2)	1.30	1.29	1.17	1.30	1.28
Return on average equity	8.63	8.38	7.58	8.25	5.76
Return on average equity, excluding certain items (1) (2)	8.71	8.67	7.85	9.16	9.17
Return on average tangible equity (1)	15.56	15.25	13.93	15.86	11.27
Return on average tangible equity, excluding certain items (1) (2)	15.69	15.74	14.39	17.48	17.16
Return on average tangible common equity (1)	17.14	16.82	15.87	17.26	12.06
Return on average tangible common equity, excluding certain items (1) (2)	17.28	17.37	16.39	19.03	18.36
Yield on earning assets (3)	5.44	5.38	5.51	5.58	5.56
Cost of interest bearing liabilities	2.50	2.50	2.62	2.79	2.69
Net interest spread (3)	2.94	2.88	2.88	2.79	2.87
Net interest margin (3)	3.63	3.57	3.61	3.53	3.59
Efficiency (1) (3)	51.17	52.54	51.62	52.13	52.30
Average loans to average deposits	88.89	89.05	88.78	89.41	89.47
Annualized net loan charge-offs and recoveries /average loans	0.02	0.16	0.06	0.19	0.09
Effective income tax rate	21.14	20.45	20.51	19.10	19.10
Trust and Investment Services assets under management (4)	$8,227	$7,810	$7,886	$7,688	$7,205
Broker-dealer securities account values (including annuities) (4)	$2,704	$2,574	$2,481	$2,588	$2,554

(1) See non-GAAP financial measures for additional information relating to the calculation of this item.
(2) Certain items excluded from the calculation can consist of after-tax restructuring and merger-related expenses and the after-tax day one provision for credit losses on acquired loans.

(3) The yield on earning assets, net interest margin, net interest spread and efficiency ratios are presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax benefit of income on certain tax-exempt loans and investments. WesBanco believes this measure to be the preferred industry measurement of net interest income and provides a relevant comparison between taxable and non-taxable amounts.

(4) Represents market value at period end, in millions.

WESBANCO, INC.
Consolidated Selected Financial Highlights
(unaudited, dollars in thousands, except shares)
					% Change
	June 30,			December 31,	June 30, 2026
Balance sheets	2026	2025	% Change	2025	to Dec. 31, 2025
Assets
Cash and due from banks	$226,961	$402,755	(43.6)	$204,860	10.8
Due from banks - interest bearing	644,813	754,275	(14.5)	751,249	(14.2)
Securities:
Equity securities, at fair value	19,060	29,538	(35.5)	30,809	(38.1)
Available-for-sale debt securities, at fair value	3,312,972	3,222,819	2.8	3,288,332	0.7
Held-to-maturity debt securities (fair values of $1,005,725, $1,006,110 and $1,035,957 respectively)	1,107,751	1,137,782	(2.6)	1,132,114	(2.2)
Allowance for credit losses - held-to-maturity debt securities	(165)	(178)	7.3	(168)	1.8
Net held-to-maturity debt securities	1,107,586	1,137,604	(2.6)	1,131,946	(2.2)
Total securities	4,439,618	4,389,961	1.1	4,451,087	(0.3)
Loans held for sale	57,318	123,019	(53.4)	87,454	(34.5)
Portfolio loans:
Commercial real estate	11,093,370	10,600,210	4.7	10,938,834	1.4
Commercial and industrial	2,949,863	2,819,096	4.6	2,863,893	3.0
Residential real estate	3,939,813	3,939,796	0.0	3,938,585	0.0
Home equity	1,191,809	1,052,334	13.3	1,129,394	5.5
Consumer	304,111	417,190	(27.1)	355,726	(14.5)
Total portfolio loans, net of unearned income	19,478,966	18,828,626	3.5	19,226,432	1.3
Allowance for credit losses - loans	(217,775)	(223,866)	2.7	(218,749)	0.4
Net portfolio loans	19,261,191	18,604,760	3.5	19,007,683	1.3
Premises and equipment, net	248,200	274,137	(9.5)	263,240	(5.7)
Accrued interest receivable	102,342	106,410	(3.8)	106,651	(4.0)
Goodwill and other intangible assets, net	1,709,084	1,745,170	(2.1)	1,723,385	(0.8)
Bank-owned life insurance	562,297	552,051	1.9	557,512	0.9
Other assets	545,093	619,038	(11.9)	543,212	0.3
Total Assets	$27,796,917	$27,571,576	0.8	$27,696,333	0.4
Liabilities
Deposits:
Non-interest bearing demand	$5,287,995	$5,328,181	(0.8)	$5,376,767	(1.7)
Interest bearing demand	5,364,937	4,865,091	10.3	5,186,880	3.4
Money market	5,012,414	4,825,154	3.9	5,072,039	(1.2)
Savings deposits	3,335,823	3,192,943	4.5	3,157,782	5.6
Certificates of deposit	2,591,047	2,943,187	(12.0)	2,875,372	(9.9)
Total deposits	21,592,216	21,154,556	2.1	21,668,840	(0.4)
Federal Home Loan Bank borrowings	1,350,000	1,750,000	(22.9)	1,200,000	12.5
Other short-term borrowings	88,419	103,666	(14.7)	110,679	(20.1)
Subordinated debt and junior subordinated debt	308,837	357,762	(13.7)	308,529	0.1
Total borrowings	1,747,256	2,211,428	(21.0)	1,619,208	7.9
Accrued interest payable	17,567	25,967	(32.3)	19,150	(8.3)
Other liabilities	330,193	360,405	(8.4)	357,222	(7.6)
Total Liabilities	23,687,232	23,752,356	(0.3)	23,664,420	0.1
Shareholders' Equity
Preferred stock, no par value; 1,000,000 shares authorized; 0, 150,000 and 0 shares 6.75% non-cumulative perpetual preferred stock, Series A, liquidation preference $150.0 million, issued and outstanding, respectively	-	144,484	(100.0)	-	-
Preferred stock, no par value; 1,000,000 shares authorized; 230,000, 0 and 230,000 shares of 7.375% non-cumulative perpetual preferred stock, Series B, liquidation preference $230.0 million, issued and outstanding, respectively	224,187	-	100.0	224,187	-
Common stock, $2.0833 par value; 200,000,000 shares authorized; 96,191,910, 95,986,023 and 96,067,559 shares issued; 95,869,209, 95,986,023 and 96,067,559 shares outstanding, respectively	200,396	199,967	0.2	200,137	0.1
Capital surplus	2,498,629	2,485,458	0.5	2,490,440	0.3
Retained earnings	1,352,870	1,165,058	16.1	1,252,765	8.0
Treasury stock (322,701, 0 and 0 shares - at cost, respectively)	(10,924)	-	100.0	-	100.0
Accumulated other comprehensive loss	(153,157)	(173,644)	11.8	(133,320)	(14.9)
Deferred benefits for directors	(2,316)	(2,103)	(10.1)	(2,296)	(0.9)
Total Shareholders' Equity	4,109,685	3,819,220	7.6	4,031,913	1.9
Total Liabilities and Shareholders' Equity	$27,796,917	$27,571,576	0.8	$27,696,333	0.4

WESBANCO, INC.
Consolidated Selected Financial Highlights
(unaudited, dollars in thousands, except shares)

	June 30,	March 31,
Balance sheets	2026	2026	% Change
Assets
Cash and due from banks	$226,961	$214,453	5.8
Due from banks - interest bearing	644,813	745,957	(13.6)
Securities:
Equity securities, at fair value	19,060	30,256	(37.0)
Available-for-sale debt securities, at fair value	3,312,972	3,298,237	0.4
Held-to-maturity (fair values of $1,005,725 and $1,011,303 respectively)	1,107,751	1,120,597	(1.1)
Allowance for credit losses - held-to-maturity debt securities	(165)	(151)	(9.3)
Net held-to-maturity debt securities	1,107,586	1,120,446	(1.1)
Total securities	4,439,618	4,448,939	(0.2)
Loans held for sale	57,318	59,281	(3.3)
Portfolio loans:
Commercial real estate	11,093,370	10,902,275	1.8
Commercial and industrial	2,949,863	2,785,440	5.9
Residential real estate	3,939,813	3,920,209	0.5
Home equity	1,191,809	1,149,878	3.6
Consumer	304,111	324,879	(6.4)
Total portfolio loans, net of unearned income	19,478,966	19,082,681	2.1
Allowance for credit losses - loans	(217,775)	(210,023)	(3.7)
Net portfolio loans	19,261,191	18,872,658	2.1
Premises and equipment, net	248,200	251,325	(1.2)
Accrued interest receivable	102,342	105,288	(2.8)
Goodwill and other intangible assets, net	1,709,084	1,716,225	(0.4)
Bank-owned life insurance	562,297	560,773	0.3
Other assets	545,093	507,556	7.4
Total Assets	$27,796,917	$27,482,455	1.1
Liabilities
Deposits:
Non-interest bearing demand	$5,287,995	$5,223,034	1.2
Interest bearing demand	5,364,937	5,505,382	(2.6)
Money market	5,012,414	4,904,510	2.2
Savings deposits	3,335,823	3,306,044	0.9
Certificates of deposit	2,591,047	2,729,304	(5.1)
Total deposits	21,592,216	21,668,274	(0.4)
Federal Home Loan Bank borrowings	1,350,000	975,000	38.5
Other short-term borrowings	88,419	114,068	(22.5)
Subordinated debt and junior subordinated debt	308,837	308,683	0.0
Total borrowings	1,747,256	1,397,751	25.0
Accrued interest payable	17,567	19,917	(11.8)
Other liabilities	330,193	325,905	1.3
Total Liabilities	23,687,232	23,411,847	1.2
Shareholders' Equity
Preferred stock, no par value; 1,000,000 shares authorized; 230,000 shares 7.375% non-cumulative perpetual preferred stock, Series B, liquidation preference $230.0 million, issued and outstanding, respectively	224,187	224,187	-
Common stock, $2.0833 par value; 200,000,000 shares authorized; 96,191,910 and 96,134,158 shares issued; 95,869,209 and 96,134,158 shares outstanding, respectively	200,396	200,276	0.1
Capital surplus	2,498,629	2,495,091	0.1
Retained earnings	1,352,870	1,300,628	4.0
Treasury stock (322,701 and 0 shares - at cost, respectively)	(10,924)	-	100.0
Accumulated other comprehensive loss	(153,157)	(147,195)	(4.1)
Deferred benefits for directors	(2,316)	(2,379)	2.6
Total Shareholders' Equity	4,109,685	4,070,608	1.0
Total Liabilities and Shareholders' Equity	$27,796,917	$27,482,455	1.1

WESBANCO, INC.
Consolidated Selected Financial Highlights
(unaudited, dollars in thousands)

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2026		2025		2026		2025
Average balance sheet and	Average	Average	Average	Average	Average	Average	Average	Average
net interest margin analysis	Balance	Rate	Balance	Rate	Balance	Rate	Balance	Rate
Assets
Due from banks - interest bearing	$716,620	3.89%	$746,583	4.79%	$731,085	3.90%	$675,962	4.76%
Loans, net of unearned income (1)	19,240,187	6.00	18,903,459	6.16	19,214,689	5.97	16,823,658	6.10
Securities: (2)
Taxable	3,921,258	3.28	3,881,680	3.21	3,912,760	3.27	3,567,118	3.01
Tax-exempt (3)	733,614	3.34	731,866	3.20	736,525	3.35	732,482	3.19
Total securities	4,654,872	3.29	4,613,546	3.21	4,649,285	3.29	4,299,600	3.04
Other earning assets	57,148	8.86	87,138	7.75	59,697	8.26	74,336	7.31
Total earning assets (3)	24,668,827	5.44%	24,350,726	5.56%	24,654,756	5.41%	21,873,556	5.46%
Other assets	2,845,563		2,953,974		2,867,704		2,586,357
Total Assets	$27,514,390		$27,304,700		$27,522,460		$24,459,913

Liabilities and Shareholders' Equity
Interest bearing demand deposits	$5,432,483	2.26%	$4,885,687	2.50%	$5,380,121	2.25%	$4,531,324	2.66%
Money market accounts	4,936,974	2.73	4,830,592	3.01	4,919,115	2.70	4,025,925	2.88
Savings deposits	3,318,841	1.33	3,122,815	1.11	3,278,372	1.30	2,865,410	1.13
Certificates of deposit	2,662,394	3.10	2,960,970	2.90	2,744,568	3.17	2,575,458	3.13
Total interest bearing deposits	16,350,692	2.35	15,800,064	2.46	16,322,176	2.35	13,998,117	2.50
Federal Home Loan Bank borrowings	1,040,934	4.00	1,585,821	4.22	1,097,790	3.99	1,378,552	4.35
Repurchase agreements	101,809	2.23	118,988	2.75	104,581	2.24	140,829	2.78
Subordinated debt and junior subordinated debt	308,740	5.32	357,379	5.96	308,663	5.34	331,488	5.74
Total interest bearing liabilities (4)	17,802,175	2.50%	17,862,252	2.69%	17,833,210	2.50%	15,848,986	2.73%
Non-interest bearing demand deposits	5,294,900		5,328,576		5,275,299		4,816,070
Other liabilities	306,434		294,359		315,135		308,189
Shareholders' equity	4,110,881		3,819,513		4,098,816		3,486,668
Total Liabilities and Shareholders' Equity	$27,514,390		$27,304,700		$27,522,460		$24,459,913
Taxable equivalent net interest spread		2.94%		2.87%		2.91%		2.73%
Taxable equivalent net interest margin		3.63%		3.59%		3.60%		3.48%

(1) Gross of allowance for credit losses, net of unearned income and includes non-accrual loans and loans held for sale. Loan fees included in interest income on loans were $2.1 million and $2.5 million for the three months ended June 30, 2026 and 2025, respectively, and were $3.9 million and $4.1 million for the six months ended June 30, 2026 and 2025, respectively. Additionally, loan accretion included in interest income on loans acquired from prior acquisitions was $14.7 million and $16.5 million for the three months ended June 30, 2026 and 2025, respectively, and was $28.0 million and $23.3 million for the six months ended June 30, 2026 and 2025, respectively.

(2) Average yields on available-for-sale securities are calculated based on amortized cost.
(3) Taxable equivalent basis is calculated on tax-exempt securities using a rate of 21% for each period presented.

(4) Accretion on interest bearing liabilities acquired from prior acquisitions was $0.1 million and $5.6 million for the three months ended June 30, 2026 and 2025, respectively, and was $0.4 million and $7.8 million for the six months ended June 30, 2026 and 2025, respectively.

WESBANCO, INC.
Consolidated Selected Financial Highlights
(unaudited, dollars in thousands, except shares and per share amounts)

	Quarter Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
Statement of Income	2026	2026	2025	2025	2025
Interest and dividend income
Loans, including fees	$287,916	$280,989	$293,208	$295,482	$290,104
Interest and dividends on securities:
Taxable	32,083	31,443	31,546	31,483	31,066
Tax-exempt	4,833	4,824	4,865	4,692	4,616
Total interest and dividends on securities	36,916	36,267	36,411	36,175	35,682
Other interest income	8,219	8,368	9,821	11,229	10,596
Total interest and dividend income	333,051	325,624	339,440	342,886	336,382
Interest expense
Interest bearing demand deposits	30,567	29,368	29,821	31,351	30,405
Money market deposits	33,650	32,151	36,166	38,249	36,287
Savings deposits	11,029	10,119	9,570	9,577	8,670
Certificates of deposit	20,590	22,591	24,235	23,554	21,442
Total interest expense on deposits	95,836	94,229	99,792	102,731	96,804
Federal Home Loan Bank borrowings	10,390	11,316	11,378	17,337	16,683
Other short-term borrowings	565	598	730	766	816
Subordinated debt and junior subordinated debt	4,098	4,080	5,243	5,336	5,310
Total interest expense	110,889	110,223	117,143	126,170	119,613
Net interest income	222,162	215,401	222,297	216,716	216,769
Provision for credit losses	9,185	(897)	3,059	2,082	3,218
Net interest income after provision for credit losses	212,977	216,298	219,238	214,634	213,551
Non-interest income
Trust fees	9,830	10,442	9,745	8,987	9,657
Service charges on deposits	11,546	10,961	11,159	11,163	10,484
Digital banking income	7,410	6,599	6,422	7,324	7,325
Net swap fee and valuation income	3,135	1,062	3,959	3,231	746
Net securities brokerage revenue	3,670	3,472	2,836	2,961	3,348
Bank-owned life insurance	4,317	3,811	4,458	3,765	3,450
Mortgage banking income	1,055	919	791	1,898	2,364
Net securities gains / (losses)	1,644	(13)	1,077	1,210	1,410
Net gains / (losses) on other real estate owned and other assets	2,036	546	(824)	329	111
Other income	8,989	4,032	3,647	3,996	5,062
Total non-interest income	53,632	41,831	43,270	44,864	43,957
Non-interest expense
Salaries and wages	66,402	63,964	61,664	60,583	60,153
Employee benefits	19,148	17,611	17,148	18,040	18,857
Net occupancy	7,863	8,529	8,522	8,819	8,119
Equipment and software	15,640	15,678	16,110	16,310	17,140
Marketing	2,271	1,526	2,636	2,979	1,864
FDIC insurance	4,168	4,784	5,411	5,820	5,479
Amortization of intangible assets	7,141	7,160	7,217	8,425	9,204
Restructuring and merger-related expense	1,003	3,713	3,483	11,383	41,056
Other operating expenses	25,450	23,740	25,697	23,829	24,663
Total non-interest expense	149,086	146,705	147,888	156,188	186,535
Income before provision for income taxes	117,523	111,424	114,620	103,310	70,973
Provision for income taxes	24,846	22,789	23,510	19,737	13,558
Net Income	92,677	88,635	91,110	83,573	57,415
Preferred stock dividends	4,240	4,240	12,948	2,531	2,531
Net income available to common shareholders	$88,437	$84,395	$78,162	$81,042	$54,884

Taxable equivalent net interest income	$223,447	$216,683	$223,590	$217,963	$217,996

Per common share data
Net income per common share - basic	$0.92	$0.88	$0.81	$0.84	$0.57
Net income per common share - diluted	0.91	0.88	0.81	0.84	0.57
Adjusted net income per common share - diluted, excluding certain items (1) (2)	0.92	0.91	0.84	0.94	0.91
Dividends declared	0.38	0.38	0.38	0.37	0.37
Book value (period end)	40.53	40.01	39.64	39.02	38.28
Tangible book value (period end) (1)	22.98	22.45	22.01	21.29	20.48
Average common shares outstanding - basic	96,028,958	96,103,497	96,053,336	95,995,174	95,744,980
Average common shares outstanding - diluted	96,703,880	96,309,352	96,226,845	96,116,617	95,808,310
Period end common shares outstanding	95,869,209	96,134,158	96,067,559	96,044,222	95,986,023
Period end preferred shares outstanding	230,000	230,000	230,000	380,000	150,000
Full time equivalent employees	2,996	2,973	3,030	3,064	3,253

(1) See non-GAAP financial measures for additional information relating to the calculation of this item.
(2) Certain items excluded from the calculation consist of after-tax restructuring and merger-related expenses and the after-tax day one provision for credit losses on acquired loans.

WESBANCO, INC.
Consolidated Selected Financial Highlights
(unaudited, dollars in thousands)
	Quarter Ended
	June 30,		March 31,		Dec. 31,		Sept. 30,		June 30,
Asset quality data	2026		2026		2025		2025		2025
Non-performing assets:
Total non-performing loans	$146,058		$145,008		$91,584		$94,463		$84,319
Other real estate and repossessed assets	1,391		1,323		907		997		958
Total non-performing assets	$147,449		$146,331		$92,491		$95,460		$85,277

Past due loans (1):
Loans past due 30-89 days	$67,388		$89,877		$91,199		$80,333		$65,401
Loans past due 90 days or more	21,783		16,210		37,783		19,430		20,890
Total past due loans	$89,171		$106,087		$128,982		$99,763		$86,291

Loans past due 30-89 days / total portfolio loans	0.35%		0.47%		0.47%		0.42%		0.35%
Loans past due 90 days or more / total portfolio loans	0.11		0.08		0.20		0.10		0.11
Non-performing loans / total portfolio loans	0.75		0.76		0.48		0.50		0.45
Non-performing assets/total portfolio loans, other real estate and repossessed assets	0.76		0.77		0.48		0.50		0.45
Non-performing assets / total assets	0.53		0.53		0.33		0.35		0.31

Allowance for credit losses
Allowance for credit losses - loans	$217,775		$210,023		$218,749		$217,666		$223,866
Allowance for credit losses - loan commitments	7,740		7,212		6,950		7,628		6,168
Provision for credit losses	9,185		(897)		3,059		2,082		3,218
Net loan and deposit account overdraft charge-offs and recoveries	892		7,584		2,666		8,867		4,329
Annualized net loan charge-offs and recoveries / average loans	0.02%		0.16%		0.06%		0.19%		0.09%
Allowance for credit losses - loans / total portfolio loans	1.12%		1.10%		1.14%		1.15%		1.19%
Allowance for credit losses - loans / non-performing loans	1.49	x	1.45	x	2.39	x	2.30	x	2.65	x
Allowance for credit losses - loans / non-performing loans and loans past due	0.93	x	0.84	x	0.99	x	1.12	x	1.31	x

	Quarter Ended
	June 30,		March 31,		Dec. 31,		Sept. 30,		June 30,
	2026		2026		2025		2025		2025
Capital ratios
Tier I leverage capital	9.83%		9.63%		9.42%		9.72%		8.66%
Tier I risk-based capital	11.72		11.72		11.42		11.83		10.59
Total risk-based capital	14.18		14.19		13.92		14.58		13.40
Common equity tier 1 capital ratio (CET 1)	10.70		10.67		10.37		10.10		9.90
Average shareholders' equity to average assets	14.94		14.84		14.88		14.22		13.99
Tangible equity to tangible assets (2)	9.29		9.24		8.99		9.35		8.16
Tangible common equity to tangible assets (2)	8.44		8.37		8.13		7.92		7.60

(1) Excludes non-performing loans.
(2) See non-GAAP financial measures for additional information relating to the calculation of this ratio.

NON-GAAP FINANCIAL MEASURES

The following non-GAAP financial measures used by WesBanco provide information useful to investors in understanding WesBanco’s operating performance and trends, and facilitate comparisons with the performance of WesBanco’s peers. The following tables summarize the non-GAAP financial measures derived from amounts reported in WesBanco’s financial statements.

	Three Months Ended					Year to Date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,
(unaudited, dollars in thousands, except shares and per share amounts)	2026	2026	2025	2025	2025	2026	2025
Return on average assets, excluding certain items:
Net income available to common shareholders	$88,437	$84,395	$78,162	$81,042	$54,884	$172,832	$43,360
Add: after-tax restructuring and merger-related expenses (1)	792	2,933	2,752	8,993	32,434	3,726	48,242
Add: after-tax day one provision for credit losses on acquired loans (1)	-	-	-	-	-	-	46,926
Net income available to common shareholders, excluding certain items	89,229	87,328	80,914	90,035	87,318	176,558	138,528

Average total assets	$27,514,390	$27,530,620	$27,481,963	$27,419,726	$27,304,700	$27,522,460	$24,459,913

Return on average assets, excluding certain items (annualized) (2)	1.30%	1.29%	1.17%	1.30%	1.28%	1.29%	1.14%

Return on average equity, excluding certain items:
Net income available to common shareholders	$88,437	$84,395	$78,162	$81,042	$54,884	$172,832	$43,360
Add: after-tax restructuring and merger-related expenses (1)	792	2,933	2,752	8,993	32,434	3,726	48,242
Add: after-tax day one provision for credit losses on acquired loans (1)	-	-	-	-	-	-	46,926
Net income available to common shareholders excluding certain items	89,229	87,328	80,914	90,035	87,318	176,558	138,528

Average total shareholders' equity	$4,110,881	$4,086,617	$4,088,456	$3,898,142	$3,819,513	$4,098,816	$3,486,668

Return on average equity, excluding certain items (annualized) (2)	8.71%	8.67%	7.85%	9.16%	9.17%	8.69%	8.01%

Return on average tangible equity:
Net income available to common shareholders	$88,437	$84,395	$78,162	$81,042	$54,884	$172,832	$43,360
Add: amortization of intangibles (1)	5,641	5,656	5,701	6,656	7,271	11,298	10,607
Net income available to common shareholders before amortization of intangibles	94,078	90,051	83,863	87,698	62,155	184,130	53,967

Average total shareholders' equity	4,110,881	4,086,617	4,088,456	3,898,142	3,819,513	4,098,816	3,486,668
Less: average goodwill and other intangibles, net of def. tax liability	(1,685,204)	(1,691,156)	(1,700,188)	(1,704,105)	(1,608,358)	(1,688,164)	(1,461,946)
Average tangible equity	$2,425,677	$2,395,461	$2,388,268	$2,194,037	$2,211,155	$2,410,652	$2,024,722

Return on average tangible equity (annualized) (2)	15.56%	15.25%	13.93%	15.86%	11.27%	15.40%	5.38%

Average tangible common equity	$2,201,490	$2,171,274	$2,096,528	$2,015,329	$2,066,671	$2,186,465	$1,880,238
Return on average tangible common equity (annualized) (2)	17.14%	16.82%	15.87%	17.26%	12.06%	16.98%	5.79%

Return on average tangible equity, excluding certain items:
Net income available to common shareholders	$88,437	$84,395	$78,162	$81,042	$54,884	$172,832	$43,360
Add: after-tax restructuring and merger-related expenses (1)	792	2,933	2,752	8,993	32,434	3,726	48,242
Add: amortization of intangibles (1)	5,641	5,656	5,701	6,656	7,271	11,298	10,607
Add: after-tax day one provision for credit losses on acquired loans (1)	-	-	-	-	-	-	46,926
Net income available to common shareholders before amortization of intangibles and excluding certain items	94,870	92,984	86,615	96,691	94,589	187,856	149,135
Average total shareholders' equity	4,110,881	4,086,617	4,088,456	3,898,142	3,819,513	4,098,816	3,486,668
Less: average goodwill and other intangibles, net of def. tax liability	(1,685,204)	(1,691,156)	(1,700,188)	(1,704,105)	(1,608,358)	(1,688,164)	(1,461,946)
Average tangible equity	$2,425,677	$2,395,461	$2,388,268	$2,194,037	$2,211,155	$2,410,652	$2,024,722

Return on average tangible equity, excluding certain items (annualized) (2)	15.69%	15.74%	14.39%	17.48%	17.16%	15.71%	14.85%

Average tangible common equity	$2,201,490	$2,171,274	$2,096,528	$2,015,329	$2,066,671	$2,186,465	$1,880,238
Return on average tangible common equity, excluding certain items (annualized) (2)	17.28%	17.37%	16.39%	19.03%	18.36%	17.33%	15.99%

	Three Months Ended					Year to Date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,
(unaudited, dollars in thousands, except shares and per share amounts)	2026	2026	2025	2025	2025	2026	2025
Efficiency ratio:
Non-interest expense	$149,086	$146,705	$147,888	$156,188	$186,535	$295,788	$320,500
Less: amortization of intangibles	(7,141)	(7,160)	(7,217)	(8,245)	(9,204)	(14,301)	(13,427)
Less: restructuring and merger-related expense	(1,003)	(3,713)	(3,483)	(11,383)	(41,056)	(4,716)	(61,066)
Non-interest expense excluding restructuring and merger-related expense	140,942	135,832	137,188	136,380	136,275	276,771	246,007

Net interest income on a fully taxable equivalent basis	223,447	216,683	223,590	217,963	217,996	440,129	377,719
Non-interest income, excluding net securities gains (losses)	51,988	41,844	42,193	43,654	42,547	93,831	78,622
Net interest income on a fully taxable equivalent basis plus non-interest income	$275,435	$258,527	$265,783	$261,617	$260,543	$533,960	$456,341
Efficiency ratio	51.17%	52.54%	51.62%	52.13%	52.30%	51.83%	53.91%

Adjusted net income available to common shareholders, excluding certain items:
Net income available to common shareholders	$88,437	$84,395	$78,162	$81,042	$54,884	$172,832	$43,360
Add: after-tax restructuring and merger-related expenses (1)	792	2,933	2,752	8,993	32,434	3,726	48,242
Add: after-tax day one provision for credit losses on acquired loans (1)	-	-	-	-	-	-	46,926
Adjusted net income available to common shareholders, excluding certain items:	$89,229	$87,328	$80,914	$90,035	$87,318	$176,558	$138,528

Adjusted net income per common share - diluted, excluding certain items:
Net income per common share - diluted	$0.91	$0.88	$0.81	$0.84	$0.57	$1.79	$0.50
Add: after-tax restructuring and merger-related expenses per common share - diluted (1)	0.01	0.03	0.03	0.10	0.34	0.04	0.56
Add: after-tax day one provision for credit losses on acquired loans (1)	-	-	-	-	-	-	0.54
Adjusted net income per common share - diluted, excluding certain items:	$0.92	$0.91	$0.84	$0.94	$0.91	$1.83	$1.60

	Period End
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2026	2026	2025	2025	2025
Tangible book value per share:
Total shareholders' equity	$4,109,685	$4,070,608	$4,031,913	$4,116,527	$3,819,220
Less: goodwill and other intangible assets, net of def. tax liability	(1,682,457)	(1,688,098)	(1,693,755)	(1,702,916)	(1,709,001)
Less: preferred shareholder's equity	(224,187)	(224,187)	(224,187)	(368,867)	(144,484)
Tangible common equity	2,203,041	2,158,323	2,113,971	2,044,744	1,965,735

Common shares outstanding	95,869,209	96,134,158	96,067,559	96,044,222	95,986,023

Tangible book value per share	$22.98	$22.45	$22.01	$21.29	$20.48

Tangible common equity to tangible assets:
Total shareholders' equity	$4,109,685	$4,070,608	$4,031,913	$4,116,527	$3,819,220
Less: goodwill and other intangible assets, net of def. tax liability	(1,682,457)	(1,688,098)	(1,693,755)	(1,702,916)	(1,709,001)
Tangible equity	2,427,228	2,382,510	2,338,158	2,413,611	2,110,219
Less: preferred shareholders' equity	(224,187)	(224,187)	(224,187)	(368,867)	(144,484)
Tangible common equity	2,203,041	2,158,323	2,113,971	2,044,744	1,965,735

Total assets	27,796,917	27,482,455	27,696,333	27,518,042	27,571,576
Less: goodwill and other intangible assets, net of def. tax liability	(1,682,457)	(1,688,098)	(1,693,755)	(1,702,916)	(1,709,001)
Tangible assets	$26,114,460	$25,794,357	$26,002,578	$25,815,126	$25,862,575

Tangible equity to tangible assets	9.29%	9.24%	8.99%	9.35%	8.16%

Tangible common equity to tangible assets	8.44%	8.37%	8.13%	7.92%	7.60%

(1) Tax effected at 21% for all periods presented.
(2) The ratios are annualized by utilizing actual number of days in the quarter versus the year.

ADDITIONAL NON-GAAP FINANCIAL MEASURES

The following non-GAAP financial measures used by WesBanco provide information useful to investors in understanding WesBanco’s operating performance and trends, and facilitate comparisons with the performance of WesBanco’s peers. The following tables summarize the non-GAAP financial measures derived from amounts reported in WesBanco’s financial statements.

	Three Months Ended					Year to Date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,
(unaudited, dollars in thousands, except shares and per share amounts)	2026	2026	2025	2025	2025	2026	2025
Pre-tax, pre-provision income:
Income before provision for income taxes	$117,523	$111,424	$114,620	$103,310	$70,973	$228,948	$61,309
Add: provision for credit losses	9,185	(897)	3,059	2,082	3,218	8,288	72,101
Pre-tax, pre-provision income	$126,708	$110,527	$117,679	$105,392	$74,191	$237,236	$133,410

Pre-tax, pre-provision income, excluding restructuring and merger-related expenses:
Income before provision for income taxes	$117,523	$111,424	$114,620	$103,310	$70,973	$228,948	$61,309
Add: provision for credit losses	9,185	(897)	3,059	2,082	3,218	8,288	72,101
Add: restructuring and merger-related expenses	1,003	3,713	3,483	11,383	41,056	4,716	61,066
Pre-tax, pre-provision income, excluding restructuring and merger-related expenses	$127,711	$114,240	$121,162	$116,775	$115,247	$241,952	$194,476

Pre-tax, pre-provision return on average assets, excluding restructuring and merger-related expenses:
Income before provision for income taxes	$117,523	$111,424	$114,620	$103,310	$70,973	$228,948	$61,309
Add: provision for credit losses	9,185	(897)	3,059	2,082	3,218	8,288	72,101
Add: restructuring and merger-related expenses	1,003	3,713	3,483	11,383	41,056	4,716	61,066
Pre-tax, pre-provision income, excluding restructuring and merger-related expenses	127,711	114,240	121,162	116,775	115,247	241,952	194,476

Average total assets	$27,514,390	$27,530,620	$27,481,963	$27,419,726	$27,304,700	$27,522,460	$24,459,913

Pre-tax, pre-provision return on average assets, excluding restructuring and merger-related expenses (annualized) (2)	1.86%	1.68%	1.75%	1.69%	1.69%	1.77%	1.60%

Pre-tax, pre-provision return on average equity, excluding restructuring and merger-related expenses:
Income before provision for income taxes	$117,523	$111,424	$114,620	$103,310	$70,973	$228,948	$61,309
Add: provision for credit losses	9,185	(897)	3,059	2,082	3,218	8,288	72,101
Add: restructuring and merger-related expenses	1,003	3,713	3,483	11,383	41,056	4,716	61,066
Pre-tax, pre-provision income, excluding restructuring and merger-related expenses	127,711	114,240	121,162	116,775	115,247	241,952	194,476

Average total shareholders' equity	$4,110,881	$4,086,617	$4,088,456	$3,898,142	$3,819,513	$4,098,816	$3,486,668

Pre-tax, pre-provision return on average equity, excluding restructuring and merger-related expenses (annualized) (2)	12.46%	11.34%	11.76%	11.88%	12.10%	11.90%	11.25%

Pre-tax, pre-provision return on average tangible equity, excluding certain items (1):
Income before provision for income taxes	$117,523	$111,424	$114,620	$103,310	$70,973	$228,948	$61,309
Add: provision for credit losses	9,185	(897)	3,059	2,082	3,218	8,288	72,101
Add: amortization of intangibles	7,141	7,160	7,217	8,425	9,204	14,301	13,427
Add: restructuring and merger-related expenses	1,003	3,713	3,483	11,383	41,056	4,716	61,066
Pre-tax, pre-provision income before restructuring and merger-related expenses and amortization of intangibles	134,852	121,400	128,379	125,200	124,451	256,253	207,903

Average total shareholders' equity	4,110,881	4,086,617	4,088,456	3,898,142	3,819,513	4,098,816	3,486,668
Less: average goodwill and other intangibles, net of def. tax liability	(1,685,204)	(1,691,156)	(1,700,188)	(1,704,105)	(1,608,358)	(1,688,164)	(1,461,946)
Average tangible equity	$2,425,677	$2,395,461	$2,388,268	$2,194,037	$2,211,155	$2,410,652	$2,024,722

Pre-tax, pre-provision return on average tangible equity, excluding certain items (annualized) (1) (2)	22.30%	20.55%	21.33%	22.64%	22.58%	21.44%	20.71%

Average tangible common equity	$2,201,490	$2,171,274	$2,096,528	$2,015,329	$2,066,671	$2,186,465	$1,880,238
Pre-tax, pre-provision return on average tangible common equity, excluding certain items (annualized) (1) (2)	24.57%	22.68%	24.29%	24.65%	24.15%	23.63%	22.30%

(1) Certain items excluded from the calculations consist of credit provisions, tax provisions and restructuring and merger-related expenses.
(2) The ratios are annualized by utilizing actual numbers of days in the quarter versus the year.